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                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Charles F. Finn, Chief Executive Officer and Michael C. Anderson, Chief Financial Officer of Wayne Savings Bancshares, Inc. (the "Company") each certify in his capacity as an officer of the Company that he has reviewed the annual report on Form 10-KSB/A for the year ended March 31, 2001 and that to the best of his knowledge:

      1. the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.



   October 15, 2002                      /s/ Charles F. Finn
-----------------------                  -------------------------
Date                                     Charles F. Finn,
                                         Chief Executive Officer


   October 15, 2002                      /s/ Michael C. Anderson
-----------------------                  -------------------------
Date                                     Michael C. Anderson,
                                         Chief Financial Officer